                               POWER OF ATTORNEY
      (FOR EXECUTING FORM ID, FORMS 3, 4 AND 5 AND SCHEDULES 13D AND 13G)

                                 June 30, 2021

        KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of Todd C. Chaffee,  Norman  A.  Fogelsong,  Stephen  J.  Harrick,
Jules  A.  Maltz,  J.  Sanford  Miller,  Dennis  B.  Phelps, Somesh Dash, Eric
Liaw, Thomas J.  Loverro, Ajay Vashee, Tracy Hogan and Christopher Esqueda,
signing individually, the undersigned's true and lawful attorneys-in-fact and agents to:

(i)     prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the United States Securities and Exchange
        Commission (the "SEC") a Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes and passwords enabling the undersigned to make electronic filings with the SEC of reports required by Section 13(d) and Section 16(a) of  the Securities
        Exchange  Act  of  1934,  as  amended  (the  "Exchange  Act")  or  any rules  or  regulations promulgated thereunder;

(ii)    prepare, execute and file, for and on behalf of the undersigned with respect to holdings of and transactions in securities issued by any company to the undersigned or Institutional Venture Partners XII, L.P.,
        Institutional Venture Partners XIII, L.P., Institutional Venture
        Partners XIV, L.P., Institutional Venture Partners XV, L.P.,
        Institutional Venture Partners XVI, L.P., Institutional Venture Partners
        XVII, L.P., any and all documents and filings that are required or advisable to be made with the SEC, any stock exchange or similar authority, under the Exchange Act, including without limitation (a) any
        Joint Filing Agreement under Rule 13d-1(k) of the Exchange Act (or any successor provision thereunder), Schedule 13D and Schedule 13G (or any successor schedules or forms adopted under the Exchange Act) and any amendments thereto in accordance with Section 13 of the Exchange Act and the rules thereunder, and (b) Forms 3, 4 and 5 and any amendments thereto in accordance with Section 16(a) of the Exchange Act and the rules thereunder; and

(iii)   take any other action of any nature whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of
        Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-
        fact's discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact in serving in such capacity at the request of the undersigned, are not assuming, nor is Institutional Venture Partners assuming, any of the undersigned's responsibilities to comply with the Exchange Act, including without limitation Sections 13 and 16 of the Exchange Act.

        This Power of Attorney shall remain in full force and effect until the earliest to occur of (a) the undersigned is no longer required to file any form or document with respect to the undersigned's holdings of and transactions in securities issued by any company, (b) revocation by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact or  (c)  as  to  any attorney-in-fact individually, until  such  attorney-in-fact shall  no  longer be employed by any affiliate of Institutional Venture Partners.

        I hereby declare that any act or thing lawfully done hereunder by the foregoing attorneys-in-fact shall be binding on the undersigned as if done by myself.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of the day and year first above written.

/s/ Todd C. Chaffee
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Todd C. Chaffee

/s/ Norman A. Fogelsong
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Norman A. Fogelsong

/s/ Stephen J. Harrick
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Stephen J. Harrick

/s/ Jules A. Maltz
----------------------------------------
Jules A. Maltz

/s/ J. Sanford Miller
----------------------------------------
J. Sanford Miller

/s/ Dennis B. Phelps
----------------------------------------
Dennis B. Phelps

/s/ Somesh Dash
----------------------------------------
Somesh Dash

/s/ Eric Liaw
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Eric Liaw

/s/ Thomas J. Loverro
----------------------------------------
Thomas J. Loverro

/s/ Ajay Vashee
----------------------------------------
Ajay Vashee

/s/ Tracy Hogan
----------------------------------------
Tracy Hogan

/s/ Christopher Esqueda
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Christopher Esqueda